Exhibit 99.4 - Administrative Reports of the Trust


                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2004-017 (the "Trust")

                          Payment Date January 18, 2005
                             CUSIP Number 41659FAS3

(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 404017 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

                              Interest:  $ 61,058.66
                              Principal: $      0.00

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

                              Interest:  $ 61,058.66
                              Principal: $      0.00

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

                              Aggregate Principal Amount: $ 15,824,015.00
                              Interest Rate: 5.12%

                              Ratings:
                                       Moody's Investor Services: Aa3
                                       Standard & Poors' Rating Service: AA-


(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                              Aggregate Principal Amount: $ 15,824,000.00
                              Ratings:
                                       Moody's Investor Services: Aa3
                                       Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2004-017.


By:    /s/ Evelyn Echevarria
       -----------------------
       Name:  Evelyn Echevarria
              -----------------
       Title: Vice President
              -----------------

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2004-017 (the "Trust")


                         Payment Date February 15, 2005
                             CUSIP Number 41659FAS3

(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 404017 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

               --------------- ---------------------------------

                Interest:       $ 67,515.73
               --------------- ---------------------------------

                Principal:      $ 0.00
               --------------- ---------------------------------


(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

               --------------- ---------------------------------

                Interest:       $ 67,515.73
               --------------- ---------------------------------

                Principal:      $ 0.00
               --------------- ---------------------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

               -------------------------------- ----------------------------
                Aggregate Principal Amount:     $ 15,824,015.00
               -------------------------------- ----------------------------

                Interest Rate:                  4.86%
               -------------------------------- ----------------------------

                            Ratings:
                                   Moody's Investor Services: Aa3
                                   Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                            Aggregate Principal Amount: $ 15,824,000.00
                            Ratings:
                                   Moody's Investor Services: Aa3
                                   Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2004-017


By:    /s/ Evelyn Echevarria
      -----------------------------
      Name:  Evelyn Echevarria
      Title: Vice President

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2004-017 (the "Trust")


                           Payment Date March 15, 2005
                             CUSIP Number 41659FAS3


(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 404017 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

              -------------------------------------------------
              Interest:                $ 64,087.20
              -------------------------------------------------
              Principal:                    $ 0.00
              -------------------------------------------------

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

              -------------------------------------------------
              Interest:                $ 64,087.20
              -------------------------------------------------
              Principal:                    $ 0.00
              -------------------------------------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

-----------------------------------------------------------------------------
Aggregate Principal Amount:           $ 15,824,015.00
-----------------------------------------------------------------------------
Interest Rate:                        4.57%
-----------------------------------------------------------------------------

                                  Ratings:
                                       Moody's Investor Services: Aa3
                                       Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                                  Aggregate Principal Amount: $ 15,824,000.00

                                  Ratings:
                                       Moody's Investor Services: Aa3
                                       Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2004-017


By:      /s/  Evelyn Echevarria
         -------------------------
         Name:    Evelyn Echevarria
                ------------------
         Title:   Vice President
                ------------------

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2004-017 (the "Trust")

                           Payment Date April 15, 2005
                             CUSIP Number 41659FAS3

(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 404017 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

               --------------- ---------------------------------
               Interest:       $ 60,263.07
               --------------- ---------------------------------
               Principal:      $ 0.00
               --------------- ---------------------------------

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

               --------------- ---------------------------------
               Interest:       $ 60,263.07
               --------------- ---------------------------------
               Principal:      $ 0.00
               --------------- ---------------------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

        ------------------------------- ---------------------------------
        Aggregate Principal Amount:     $ 15,824,015.00
        ------------------------------- ---------------------------------
        Interest Rate:                  4.61%
        ------------------------------- ---------------------------------

                                    Ratings:
                                           Moody's Investor Services: Aa3
                                           Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                                    Aggregate Principal Amount: $15,824,000.00
                                    Ratings:
                                           Moody's Investor Services: Aa3
                                           Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2004-017

By:  /s/ Evelyn Echevarria
     ---------------------------------
     Name:  Evelyn Echevarria
     ---------------------------------
     Title: Vice President
     ---------------------------------

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2004-017 (the "Trust")


                            Payment Date May 16, 2005
                             CUSIP Number 41659FAS3


(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 404017 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").



                --------------- ---------------------------------

                Interest:       $ 60,790.53
                --------------- ---------------------------------

                Principal:      $ 0.00
                --------------- ---------------------------------

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

                --------------- ---------------------------------

                Interest:       $ 60,790.53
                --------------- ---------------------------------

                Principal:      $ 0.00
                --------------- ---------------------------------

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.

      --------------------------------- ---------------------------------

      Aggregate Principal Amount:       $ 15,824,015.00
      --------------------------------- ---------------------------------

      Interest Rate:                    4.75%
      --------------------------------- ---------------------------------

                         Ratings:
                                  Moody's Investor Services: Aa3
                                  Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                         Aggregate Principal Amount: $15,824,000.00
                         Ratings:
                                  Moody's Investor Services: Aa3
                                  Standard & Poors' Rating Service: AA-

AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2004-017

By:    /s/  Evelyn Echevarria
       -------------------------------------------
       Name:  Evelyn Echevarria
       Title: Vice President

                              Administrative Report
                                       for
            Hartford Life Global Funding Trust 2004-017 (the "Trust")


                           Payment Date June 15, 2005
                             CUSIP Number 41659FAS3


(i) the amount received by the Indenture Trustee from Hartford Life Insurance Company ("Hartford Life") as of the payment date in respect of the principal, interest and premium, if any, on Funding Agreement No. 404017 (the "Funding Agreement") issued by Hartford Life Insurance Company ("Hartford Life").

                         Interest:       $ 62,636.67

                         Principal:      $ 0.00

(ii) the amount of payment on such Payment Date to holders allocable to principal and interest on the notes of the Trust.

                         Interest:       $ 62,636.67

                         Principal:      $ 0.00

(iii) the aggregate stated principal amount of the Funding Agreement, the current interest rate or rates thereon at the close of business on such Payment Date, and the current rating assigned to the Funding Agreement.


              Aggregate Principal Amount:           $ 15,824,015.00

              Interest Rate:                        5.11%

                             Ratings:
                                      Moody's Investor Services: Aa3
                                      Standard & Poors' Rating Service: AA-

(iv) the aggregate principal balance of the notes of the Trust at the close of business on such Payment Date and the current rating assigned to such notes.

                                      Aggregate Principal Amount: $15,824,000.00

                             Ratings:
                                      Moody's Investor Services: Aa3
                                      Standard & Poors' Rating Service: AA-


AMACAR Pacific Corp., as administrator of Hartford Life Global Funding Trust 2004-017

By:    /s/  Evelyn Echevarria
       --------------------------
       Name:    Evelyn Echevarria
       Title:   Vice President